Exhibit 10.98
Carter Holt Harvey
Retirement Plan
Deed of Participation
for
Whakatane Mill Limited

Deed dated May 3, 2010.
Parties
1.	Carter Holt Harvey Limited (“the Company”)

2.	Paul Burgess, Christopher O’Brien, Carl Cooper, Wayne Dawson, Edward Reid, Mark Bendikson, Massa Goer and Murray Parrish (the “Trustees”)

3.	Whakatane Mill Limited (“the Associated Company”).
Introduction
A.	The Carter Holt Harvey Retirement Plan (“the Plan”) is governed by a deed dated 17 September 2004 as amended (“the Trust Deed”) between the Company and the Trustees;

B.	The Associated Company is an “associated company” of the Company as defined in clause 1 of the Trust Deed;

C.	By clause 38 of the Trust Deed an associated company may become a party to the Plan by a deed made between the associated company and the Company and the Trustees and subject to the terms of such deed the rights and obligations of such associated company and of the employees thereof shall be determined (mutatis mutandis) as though such associated company were an original party to the Trust Deed.
This deed witnesses:
Trust Deed definitions
1.	Words and phrases defined in the Trust Deed have the same meanings when used in this deed.
Participation
2.	The Trustees admit the Associated Company to participate in the Plan as a “Company” with effect from the date of this deed (“the Effective Date”), and the Associated Company confirms, covenants and agrees with the Trustees and the Company that as from the Effective Date it will comply with and observe:
(a)	all the provisions of this deed.

(b)	all the provisions of the Trust Deed (as it may subsequently be varied or replaced from time to time) so far as they may be applicable to it as a “Company” and to the same extent as if each of those provisions had been set out in full in this deed PROVIDED THAT if any provision of the Trust Deed (as subsequently varied) shall be inconsistent with the provisions of this deed then this deed shall prevail.

Associated Company’s Employees who are Members
3.	(a)	The employees who are contributors at the Effective Date and who agree to become employees of the Associated Company on or after the Effective Date (“the Affected Members”) shall remain contributors after the transfer of employment (the “Transfer Date”) in accordance with the terms of the Trust Deed and the Associated Company agrees to make the contributions to the Plan from the Transfer Date in respect of the Affected Members.
(b)	The Associated Company’s contributions after the Transfer Date shall be the percentage rate of all Affected Members’ salaries that the Actuary determines is needed to support the Affected Members’ entitlements to benefit under the Plan after the Transfer Date.
Counterparts
4.	This deed may consist of a number of counterparts and if so the counterparts taken together constitute one and the same instrument.
Governing Law
5.	This deed will be governed by and construed in accordance with the laws of New Zealand. Each party irrevocably and unconditionally submits to the exclusive jurisdiction of the courts of New Zealand.
Execution by the parties
Executed and delivered as a deed

SIGNED for Carter Holt Harvey Limited by:

/s/ ROBERT B. BAILEY Authorised Signatory

ROBERT B. BAILEY

Print Name

/s/ LEONORA GOGOLAK
Witness Signature

LEONORA GOGOLAK
Print Name

ATTORNEY
Occupation

919 Third Avenue, New York NY 10022 USA
Address

SIGNED by Wayne Dawson	)
in the presence of:	)

/s/ Wayne Dawson

/s/ Dianne Judd Witness Signature

Dianne Judd
Print Name

LEGAL EXECUTIVE Witness Occupation

AUCKLAND Place of residence

SIGNED by Edward Reid	)
in the presence of:	)

/s/ Edward Reid

/s/ Marie Reid Witness Signature

Marie Reid Print Name

Retired Witness Occupation

AUCKLAND Place of residence

SIGNED by Mark Bendikson	)
in the presence of:	)

/s/ Mark Bendikson

/s/ Alison Claire Wilton Witness Signature

Alison Claire Wilton Print Name

LEGAL ASSISTANT Witness Occupation

AUCKLAND Place of residence

SIGNED by Paul Burgess	)
in the presence of:	)

/s/ Paul Burgess

/s/ Adrian Charya Witness Signature

Adrian Charya Print Name

AUDITOR Witness Occupation

AUCKLAND Place of residence

SIGNED by Christopher O’Brien	)
in the presence of:	)

/s/ Christopher O’Brien

/s/ R. V. CRAMPTON Witness Signature

R. V. Crampton Print Name

MANAGER Witness Occupation

ALBANY, AUCKLAND Place of residence

SIGNED by Carl Cooper	)
in the presence of:	)

/s/ Carl Cooper

/s/ BARRY QUINN Witness Signature

BARRY QUINN Print Name

ACCOUNTANT Witness Occupation

AUCKLAND Place of residence

SIGNED by Massa Geor	)
in the presence of:	)

/s/ Massa Geor

/s/ DERRICK B HOPE Witness Signature

Derrick B Hope Print Name

Mechanical Engineer Witness Occupation

Awakeri, Whakatane Place of residence

SIGNED by Murray Parrish	)
in the presence of:	)

/s/ Murray Parrish

/s/ Carolyn Pick Witness Signature

Carolyn Pick Print Name

Legal Executive Witness Occupation

Auckland Place of residence

SIGNED for Whakatane Mill
Limited as the Associated
Company by:

/s/ Robert Bailey Authorised Signatory

Robert Bailey Print Name

/s/ Leonora Gogolak Witness Signature

Leonora Gogolak Print Name

Attorney Occupation

919 Third Avenue, New York, NY 10022 USA Address